Exhibit 99.1

BlackRock Successfully Prices $3 Billion Offering of Senior Notes

NEW YORK, March 5, 2024 – BlackRock, Inc. (NYSE: BLK) (“BlackRock”) today successfully priced a $3 billion debt offering consisting of three tranches of senior unsecured notes (collectively, the “Notes”):

$500 million aggregate principal amount of 4.70% Notes due 2029

$1 billion aggregate principal amount of 5.00% Notes due 2034

$1.5 billion aggregate principal amount of 5.25% Notes due 2054

The Notes will be issued by BlackRock’s wholly owned subsidiary, BlackRock Funding, Inc. (“BlackRock Funding”), and will be fully and unconditionally guaranteed on a senior unsecured basis by BlackRock. BlackRock intends to use the net proceeds of the offering to fund a portion of the cash consideration for BlackRock’s proposed acquisition of the business and assets of Global Infrastructure Management, LLC (“GIP” and the “GIP Transaction”). The Notes, other than the Notes due 2054, will be subject to a special mandatory redemption (at a price equal to 101% of the aggregate principal amount of such series of Notes) under certain circumstances if the GIP Transaction is not consummated. In the event of a special mandatory redemption, the proceeds of the 2054 Notes will be used for general corporate purposes, which may include repayment of outstanding indebtedness.

The closing of the offering is expected to occur on March 14, 2024, subject to satisfaction of customary closing conditions.

Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC are acting as joint book-running managers for the offering.

This offering is being made pursuant to an effective shelf registration statement and prospectus and a related preliminary prospectus supplement filed by BlackRock Funding and BlackRock with the Securities and Exchange Commission (the “SEC”). Before investing, potential investors should read the prospectus and the related preliminary prospectus supplement, the shelf registration statement and other documents that BlackRock has filed with the SEC for more complete information about BlackRock and this offering.

Copies of the prospectus supplement and related prospectus for this offering can be obtained from Morgan Stanley & Co. LLC toll-free at (866) 718-1649, from BofA Securities, Inc. toll-free at (800) 294-1322, from Citigroup Global Markets Inc. toll-free at (800) 831-9146 and from J.P. Morgan Securities LLC toll-free at (866) 803-9204.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, including the Notes. There shall not be any sale of the securities described herein in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable.

Special Note Regarding Forward-Looking Statements

This press release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its SEC reports. These risk factors and those identified elsewhere in this press release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of future acquisitions or divestitures, including the acquisition of GIP; (7) BlackRock’s ability to integrate acquired businesses successfully, including GIP; (8) risks related to the GIP Transaction, including the possibility that the GIP Transaction does not close, the failure to satisfy the closing conditions, the possibility that expected synergies and value creation from the GIP Transaction will not be realized, or will not be realized within the expected time period, and impacts to business and operational relationships related to disruptions from the GIP Transaction; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) the failure to effectively manage the development and use of artificial intelligence; (13) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (14) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (15) changes in law and policy and uncertainty pending any such changes; (16) any failure to effectively manage conflicts of interest; (17) damage to BlackRock’s reputation; (18) increasing focus from stakeholders regarding ESG matters; (19) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (20) climate-related risks to BlackRock’s business, products, operations and clients; (21) the ability to attract, train and retain highly qualified and diverse professionals; (22) fluctuations in the carrying value of BlackRock’s economic investments; (23) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of the Company; (24) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (25) the failure by key third-party providers of BlackRock to fulfill their obligations to the Company; (26) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (27) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (28) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (29) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions.

BlackRock’s Annual Report on Form 10–K and BlackRock’s subsequent filings with the SEC discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

BlackRock Media Relations

Ed Sweeney

646-231-0268

Ed.Sweeney@BlackRock.com

BlackRock Investor Relations

Caroline Rodda

212-810-3442

Caroline.Rodda@BlackRock.com